Accounts Receivable, Net - Schedule of Accounts Receivable and Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)
Receivables [Abstract]
Accounts receivable	¥ 3,265,475	$ 469,057	¥ 2,799,424
Allowance for doubtful accounts	(33,989)	(4,883)	(3,589)	$ (516)	¥ (1,408)
Total	¥ 3,231,486	$ 464,174	¥ 2,795,835